UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 19, 2024

Date of Report (Date of earliest event reported)

THE ONCOLOGY INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39248	84-3562323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18000 Studebaker Road, Suite 800, Cerritos, CA	90703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (562) 735-3226

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TOI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Common Stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On September 19, 2024, Mihir Shah, the Chief Financial Officer, principal financial officer, and principal accounting officer of The Oncology Institute, Inc. (the “Company”), delivered a notice of resignation effective as of October 14, 2024. His departure is not related to the operations, policies or practices of the Company or any issues regarding accounting policies or practices. Following his resignation as an officer and employee of the Company, Mr. Shah will assist with the transition of his role and consult for the Company as an advisor pursuant to a consulting arrangement for an indefinite period at an agreed-upon hourly rate for his services.

Appointment of new Chief Financial Officer

On September 20, 2024, the Company appointed Robert Carter to replace Mr. Shah as the Company’s Chief Financial Officer, with effect on October 14, 2024, and in such role, he will serve as the Company’s principal financial officer and principal accounting officer.

Biography

Mr. Carter, aged 39, is currently the Company’s Senior Vice President, Finance.

With over a decade of finance leadership experience in the healthcare sector, Mr. Carter is a seasoned executive dedicated to driving financial excellence and strategic growth. He joined The Oncology Institute in December 2021 as Vice President of Finance and was promoted to Senior Vice President in 2023. In this role, he has overseen corporate finance, financial planning and analysis (FP&A), treasury and investor relations, playing a crucial role in shaping the Company’s financial strategy.

Mr. Carter’s extensive background spans various healthcare sectors, including pharmaceutical finance, Medicare Advantage, Medi-Cal, and physician group practices.

Before joining the Company, Mr. Carter served as Head of FP&A at Hoag Health System, a multi-specialty physician group practice and management services organization (MSO) from March 2020 to December 2021. Also, Mr. Carter previously served as the senior director of national pharmacy finance for Kaiser Permanente from May 2017 to March 2020. He also previously held several leadership positions in FP&A at SCAN Health Plan and McKesson US Pharma, where he honed his skills in financial management and strategic planning.

Mr. Carter earned his B.S. in finance from California State University, East Bay, and continues to leverage his expertise to foster innovation and growth in the healthcare finance landscape.

Employment Terms

In connection with his promotion to Chief Financial Officer, the Company expects to enter into an employment agreement (the “Employment Agreement”) with Mr. Carter. Pursuant to the Employment Agreement, Mr. Carter’s initial annual base salary will be $375,000, and his target annual bonus will be 40% of his base salary, with his actual bonus to be determined under the Company’s applicable bonus plan. Mr. Carter will also receive an equity award with an aggregate value that has not yet been determined, which award is expected to be granted in the form of stock options and/or restricted stock units. The equity awards to Mr. Carter are expected to be granted on the Company’s next regular quarterly grant date and will be subject to the Company’s standard vesting schedules.

The Employment Agreement will have a three-year initial term with additional one-year automatic extensions thereafter. In the event that Mr. Carter is terminated by us without “cause” or by the executive with “good reason” (each as defined in the employment agreement), then he will be eligible for salary continuation for 12 months and payments or reimbursements for the cost of COBRA premiums for the 12-month severance period, subject to execution of a general release of claims. Mr. Carter will be subject to certain post-employment obligations, including a post-employment non-solicitation of employees covenant, confidentiality obligations, and indefinite non-disparagement obligations.

Mr. Carter has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Carter is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing is a summary of the material terms of the Employment Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2024 and incorporated herein by reference.

Mr. Carter has entered into the Company’s standard form of indemnification agreement.

Item 7.01	Regulation FD Disclosure.

On September 23, 2024, the Company issued a press release announcing Mr. Shah’s resignation and the appointment of Mr. Carter. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being filed herewith:

Exhibit	Description
99.1	Press Release issued by The Oncology Institute, Inc. on September 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2024	THE ONCOLOGY INSTITUTE, INC.

	By:	/s/ Mark Hueppelsheuser
Mark Hueppelsheuser General Counsel